Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions and Dispositions
3. Acquisitions and Dispositions
2014 Disposition
In May 2014, the Company completed the sale of its wholly-owned subsidiary, MetLife Assurance Limited (“MAL”), for $702 million (£418 million) in net cash consideration. As a result of the sale, a loss of $633 million ($442 million, net of income tax), was recorded for the year ended December 31, 2014, which includes a reduction to goodwill of $60 million ($51 million, net of income tax), as well as $77 million ($50 million, net of income tax) related to net investments in foreign operation hedges. The loss is reflected within net investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). Compared to the expected loss at the time of the sales agreement, the actual loss on the sale was increased by net income from MAL of $77 million for the year ended December 31, 2014. MAL’s results of operations are included in continuing operations.
2013 Acquisition
In October 2013, MetLife completed the acquisition of Administradora de Fondos de Pensiones Provida S.A. (“ProVida”), the largest private pension fund administrator in Chile based on assets under management and number of pension fund contributors. The acquisition of ProVida supports the Company's growth strategy in emerging markets and further strengthens the Company's overall position in Chile. Revenues and net income of $100 million and $42 million, respectively, resulting from the acquisition of ProVida since the acquisition date, were included in the consolidated statement of operations within the Latin America segment for the year ended December 31, 2013.